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                                                                EDGAR
EXHIBIT NO.     EXHIBIT NAME                                    EXHIBIT NO.
-----------     ------------                                    -----------
11(ii)          Consent of Coopers & Lybrand L.L.P.             99.B11(ii)
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CONSENT OF INDEPENDENT ACCOUNTANTS



        We consent to the incorporation by reference in this Post-Effective Amendment No. 25 to the Registration Statement of PIMCO Funds: Multi-Manager Series on Form N-1A (File No. 33-36528)(the "Registration Statement") of our report dated November 22, 1996 on our audit of the financial statements and financial highlights of PIMCO Advisors Funds which is included in the Annual Report of PIMCO Advisors Funds for the year ended September 30, 1996 which is also incorporated by reference in the Registration Statement.

                                                     /s/Coopers & Lybrand L.L.P.
                                                        COOPERS & LYBRAND L.L.P.

New York, New York
January 10, 1997